Jesup & Lamont, Inc.

Transaction between Jesup & Lamont, Inc. and Tri-Artisan Capital Partners, LLC

February 2010

Forward-Looking and Cautionary Statement

Certain statements in the following presentation are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to the market opportunity and future business prospects of Jesup & Lamont, Inc. and Tri-Artisan Capital Partners, LLC (collectively, the "Constituent Entities"). Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements made during this presentation and such forward-looking statements are qualified by those risks, uncertainties and other factors.

These factors include but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of or material change to the combination transaction between Jesup & Lamont and Tri-Artisan (the "Combination Transaction"); (2) the outcome of any legal proceedings that may be instituted against the Constituent Entities and others following announcement of the Combination Transaction; (3) the inability to complete the transactions contemplated by the Combination Transaction due to the failure to obtain stockholder/unitholder approval; (4) the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Combination Transaction; (5) the risk that the proposed transaction disrupts current plans and operations, the potential difficulties in employee retention as a result of the announcement and consummation of the transactions described herein and the operational challenges that may occur as a result of the Combination Transaction; (6) the ability to realize the anticipated benefits of the Combination Transaction, including the ability to expand into new business lines; and (7) the possibility that the Constituent Entities may be adversely affected by other economic, business, and/or competitive factors.

Actual results may differ materially and reported results should not be considered an indication of future performance. Please reference our SEC filings, which are available on our website, for a detailed description of other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.

Except for the ongoing obligations of the Constituent Entities to disclose material information under the federal securities laws, the Constituent Entities do not undertake any obligation to release any revisions to any forward-looking statements or to report any events.

Additional Information and Where to Find It

In connection with the Combination Transaction, the company and/or new public entity will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a proxy statement of JLI that also constitutes a prospectus. JLI will mail the final proxy statement/prospectus to its stockholders. **Investors and security holders are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about JLI and the Combination Transaction.**

Investors and security holders may obtain these documents (and any other documents filed by JLI or the new public entity with the SEC) free of charge at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by JLI or the new public entity may be obtained free of charge by directing such request to: Investor Relations, 650 Fifth Avenue, 3rd Floor, New York, NY 10019 or from JLI's Investor Relations page on its corporate website at www.jesuplamont.com.

The directors, executive officers, and certain other members of management and employees of JLI may be deemed to be participants in the solicitation of proxies in favor of the proposed transactions from the stockholders of JLI. Information about the executive officers and directors of JLI is set forth in the proxy statement for JLI's 2009 Annual Meeting of Stockholders, which was filed with the SEC on May 29, 2009.

Overview of Jesup & Lamont, Inc. and Tri-Artisan Capital Partners, LLC

Jesup & Lamont

- Full-service brokerage and investment banking firm founded in 1877
- Institutional, retail sales, trading services and equity research
  - Equity
  - Fixed Income
- Led by Industry Leaders Jim Fellus, Alan Weichselbaum and Steve Rabinovici
- Streamlined expense structure
- Platform and management poised for growth

Tri-Artisan Capital Partners

- Tri-Artisan is a privately held merchant bank founded in 2002 focused on mergers and acquisitions, and private equity investing
- Founded and led by Gerald H. Cromack and Rohit Manocha, each with 25+ years of Wall Street experience
- Over $45 billion of completed mergers and acquisitions, restructuring and private equity transactions since inception
- Offices in New York and London, with seven merchant banking partners and 60+ operating partners

The combination of Jesup & Lamont and Tri-Artisan will create a well-capitalized, diversified financial services firm.

Transaction Overview

The combination of Jesup & Lamont and Tri-Artisan creates a diversified, full service investment bank with high growth potential and complementary clients and capabilities

- Tri-Artisan's mergers and acquisitions and private equity client base will be able to leverage Jesup & Lamont's debt and equity sales and trading capabilities
- Employees of both companies will have significant equity ownership in the combined company, aligning their interest closely with those of the Firm's public shareholders
- Substantial operating leverage
- Greater capital base – broader platform
- Line-of-business-focused complementary management team drawn from each firm
  - Sales, Trading & Research - Jesup & Lamont
  - Merchant Banking - Tri-Artisan
- Opportunity to attract and retain talent to significantly grow business
- Significant market share opportunities given dislocation among financial services institutions over the past two years

Transaction Details

Transaction Structure	- A new public holding company, Jesup Lamont Tri-Artisan, Inc. (JLT), would be created that would own all the equity interest in JLI and Tri-Artisan - JLT would create two merger subsidiaries, one of which would merge into JLI and the other into Tri-Artisan. As a result of the mergers, JLI stock would be converted into JLT common stock on a one-for-one basis and Tri-Artisan unitholders would receive 25 million shares of JLT common stock and JLT convertible preferred stock having a liquidation preference of $15.74 million (5% dividend, convertible at $0.75 per common share)
Growth Capital	- Completion of an equity capital raise to fund growth as a condition to closing
Anticipated Closing	- Q2 2010
Approvals	- JLI stockholder and board and Tri-Artisan unitholder approvals - Customary regulatory approvals
Board	- 8 Board members – 4 appointed by Jesup & Lamont, 4 appointed by Tri-Artisan
Listing	- American Stock Exchange

Strategic Rationale

Tri-Artisan's investor base and private equity and corporate relationships will help grow Jesup & Lamont's equity and debt sales and trading business

Jesup & Lamont

- Equity Sales, Trading and Research
- Debt Sales and Trading
- Retail Brokerage

Tri-Artisan

- Private Equity Investing
- Mergers and Acquisitions Advisory
- Restructuring Advisory

Opportunities

- IPOs and follow on equity offerings
- Non-investment grade debt offerings and secondary trading
- Asset management

Selected Historical Clients and Investments:

Apollo Advisors
Oaktree Capital
Sumitomo Corporation
Claire's Stores
Harrah's Entertainment

Business Objective – 3 to 5 Years

Market leading merchant bank, originating private equity transactions, and providing mergers and acquisitions/restructuring advisory and debt equity capital sales and trading services

Target Revenue	$200mm
Target Pre-Tax Profitability	$40mm
Target Market Capitalization	$400mm